EXHIBIT 19.1

                         STATEMENT TO CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1996-1


      Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit
       Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution
                            Date is set forth below.

Month                                                           Jun-97
Collection Period                                               01-May-97
Determination Date                                              11-Jun-97
Deposit Date                                                    13-Jun-97
Distribution Date                                               16-Jun-97


POOL BALANCE

   Pool Balance on the close of the last day of
     the Collection Period (Record Date)                                  154,198,732.20

   Pool Factor                                                                69.0872781%

   Ending Pool Balance (per $1,000 certificate)                                   690.87

   Liquidation Proceeds                                                       223,627.27
   Purchase Amounts                                                            71,612.70

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE
    (PER $1,000 CERTIFICATE)
        Interest Payments:
        Monthly Interest Payment                                                    3.47
        Carry-Over Monthly Interest Payment                                          -
        Total Interest Payment                                                      3.47

        Principal Payments:
        Monthly Principal Payment                                                  21.60
        Carry-Over Monthly Principal Payment                                         -
        Total Principal Payment                                                    21.60

        Servicing Fee:
        Servicing Fee                                                               0.45
        Carry-Over Monthly Servicing Fee                                              -
        Total Servicing Fee                                                         0.45

Surety Bond
        Surety Bond Amount for the current Distribution Date               39,754,906.66
        Surety Bond Amount as a % of the Pool Balance                            25.7816%
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
                         MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1996-1


      Pursuant to Pooling and Servicing Agreement, dated as of January 31,
        1996 among NationsCredit Securitization Corporation (as "Seller"),
         NattionsCredit Corporation of America (as "Servicer") and Bankers
          Trust Company (as "Trustee" and "Collateral Agent"), the Servicer
              is required to prepare certain information each month
        regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable
                      Distribution Date is set forth below.


Month                                                   Jun-97

Collection Period                                       1-May-97
Determination Date                                      11-Jun-97
Deposit Date                                            13-Jun-97
Distribution Date                                       16-Jun-97

POOL BALANCE
   Pool Balance on the close of the last day
   of the preceding Collection Period                                                 159,019,626.63
   Principal Collections                                                                  4,327,506.79
   Principal Collections Adjustment - Over Payment
     Since Inception
   Purchase Amounts Allocable to Principal                                                   71,612.70
   Defaulted Receivables                                                                    421,774.94
   Defaulted Receivables Adjustment
     Since Inception
   Pool Balance on the close of the last day
     of the Collection Period                                                           154,198,732.20

   Original Pool Balance                                                                223,194,105.12

   Pool Factor                                                                              69.0872781%

   Preference Amounts                                                                             -

   Certificate Pass-Through Rate                                                                5.8500%
   Servicing Fee Rate                                                                           0.7500%

AVAILABLE INTEREST
   Collections allocable to interest                                                      1,414,061.82
   Liquidation Proceeds                                                                     223,627.27
   Purchase Amounts allocable to interest                                                          -
   Reserve Account Interest Withdrawal                                                             -
   Surety Interest Drawing                                                                         -
   Reserve Account Preference Withdrawal                                                           -
   Surety Preference Withdrawal                                                                    -
   Total Interest                                                                         1,637,689.09

AVAILABLE PRINCIPAL
   Collections allocable to principal                                                     4,327,506.79
   Purchase Amounts allocable to principal                                                   71,612.70
   Reserve Account Principal Withdrawal                                                            -
   Surety Principal Drawing                                                                        -
   Total Principal                                                                        4,399,119.49

AVAILABLE FUNDS
   Collections allocable to interest                                                      1,414,061.82
   Liquidation Proceeds                                                                     223,627.27
   Purchase Amounts allocable to interest                                                          -
   Collections allocable to principal                                                     4,327,506.79
   Purchase Amounts allocable to principal                                                   71,612.70
   Total Available Funds                                                                  6,036,808.58

DEPOSIT TO CERTIFICATE ACCOUNT
   Available Funds allocable to interest                                                  1,637,689.09
   Available Funds allocable to principal                                                 4,399,119.49
   Reserve Account Interest Withdrawal                                                             -
   Surety Interest Drawing                                                                         -
   Reserve Account Preference Withdrawal                                                           -
   Surety Preference Withdrawal                                                                    -
   Reserve Account Principal Withdrawal                                                            -
   Surety Principal Drawing                                                                        -
   Total Deposit to the Certificate Account                                               6,036,808.58

INTEREST PAYMENT
   Monthly Interest Payment                                                                 775,220.68
   Carry-Over Monthly Interest                                                                     -
   Total                                                                                    775,220.68

PRINCIPAL PAYMENT

   Monthly Principal Payment                                                              4,820,894.43
   Carry-Over Monthly Principal                                                                    -
   Total                                                                                  4,820,894.43

SERVICING FEE
   Servicing Fee                                                                             99,387.27
   Carry-Over Monthly Servicing Fee                                                                -
   Total                                                                                     99,387.27

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
   Interest distributions                                                                   775,220.68
   Principal distribution                                                                 4,820,894.43
   Preference Amounts                                                                              -
   Servicing Fee distribution                                                                99,387.27
   Distributions to the Surety Bond Provider                                                 15,901.96
   Distributions to the Reserve Account                                                            -
   Distributions to the Seller                                                              325,404.24


   Carry-Over Monthly Interest to the next Distribution Date                                       -
   Carry-Over Monthly Principal to the next Distributions Date                                     -
   Carry-Over Monthly Servicing Fee to the next Distribution Date                                  -

RESERVE ACCOUNT
   Reserve Account Balance as of the end of the preceding Collection Period
   Add:  Ajustment to Reconcile to actual account balance
   Reserve Account Balance as of the end of the preceding Collection Period                7,950,981.33
   Earnings from investments on the Reserve Account                                           36,074.12
   Reserve Account Interest Withdrawal                                                              -
   Reserve Account Preference Withdrawal                                                            -
   Reserve Account Principal Withdrawal                                                             -
   Deposits to the Reserve Account                                                                  -
   Adjment
   Reserve Account Balance                                                                 7,987,055.45
   Distributions of any excess amounts on deposit in the Reserve Account                     277,118.84
   Ending Reserve Account Balance                                                          7,709,936.61
   Reserve Account Balance as a % of the Pool Balance                                            5.0000%
   Specified Reserve Account Requirement                                                   7,709,936.61
   Amount needed to fully fund Reserve Account                                                      -

SURETY BOND
   Required Surety Bond Amount (25% of the Pool Balance)                                  39,754,906.66
   Surety Bond amount on the previous Distribution Date                                   41,010,093.73
   Payments made with respect Surety Principal Draws                                                -
   Payments received with respect to unreimbursed Surety Principal Draws                            -
   Surety Bond Amount for the current Distribution Date                                   39,754,906.66

   Total Surety Interest Draws                                                                      -
   Total Surety Principal Draws                                                                     -
   Total Surety Preference Draws                                                                    -
   Total Draws                                                                                      -
   Surety Bond Fee                                                                            15,901.96
   Total unreimbursed Surety Interest Draws                                                         -
   Total unreimbursed Surety Principal Draws                                                        -
   Total unreimbursed Surety Preference Draws                                                       -
   Amount Owed to Surety Bond Provider                                                        15,901.96
   Surety Bond Fee Paid                                                                       15,901.96
   Total payments for Surety Interest Draws                                                         -
   Total payments for Surety Principal Draws                                                        -
   Total payments for Surety Preference Draws                                                       -
   Payments made to the Surety Bond Provider                                                  15,901.96
   Surety Bond Fee Outstanding                                                                      -
   Remaining unreimbursed Surety Interest Draws                                                     -
   Remaining unreimbursed Surety Principal Draws                                                    -
   Remaining unreimbursed Surety Preference Draws                                                   -
   Remaining Amounts Owed to the Surety Bond Provider                                               -

NET CREDIT LOSS RATIO
   Net Credit Losses                                                                         198,147.67
   Adjustment for Defaulted Receivables Since Inception
   For the Current Collection Period                                                             0.1265%
   For the preceding Collection Period                                                          -0.0393%
   For the second preceding Collection Period                                                    0.0561%
   Average Net Credit Loss Ratio                                                                 0.0478%

DELINQUENCY ANALYSIS
   Number of Loans
   30 to 59 days past due                                                                            237
   60 to 89 days past due                                                                             66
   90 or more days past due                                                                          122
   Total                                                                                             425

   Principal Balance
   30 to 59 days past due                                                                   2,624,510.15
   60 to 89 days past due                                                                     730,635.06
   90 or more days past due                                                                 1,362,035.97
   Total                                                                                    4,717,181.18

   Delinquency Ratio
   For the current Collection Period                                                           3.0592%
   For the preceding Collection Period                                                         3.1550%
   For the second preceding Collection Period                                                  3.2581%
   Average Delinquency Ratio                                                                   3.1574%

WEIGHTED AVERAGE COMPUTATIONS
   Weighted Average Coupon                                                                    10.6033%
   Weighted Average Original Term (months)                                                      123.00
   Weighted Average Remaining Term (months)                                                      95.15

CASH SETTLEMENT FOR THE TRUSTEE
   Total Deposit to the Collection Account                                                  6,036,808.58
   Servicing Fee                                                                               99,387.27
   Interest allocable to the Seller's Certificate                                                   0.37
   Principal amount allocable to the Seller's Certificate                                           2.27
   Net Deposit to the Certificate Account                                                   5,937,418.68
   Wire Funds to the Certificateholders                                                     5,596,112.47
   Wire Funds to the Surety Bond Provider                                                      15,901.96
   Deposit Funds into the Reserve Account                                                            -
   Wire Funds to NationsCredit                                                                325,404.24

Approved by: /S/ LAWRENCE ANGELILLI
             Lawrence Angelilli
             Vice President & Treasurer
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